EXHIBIT 10

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
The Travelers Life and Annuity Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Auditors". Our reports covering the December 31, 2002 and 2001, financial statements and schedules of The Travelers Life and Annuity Company refer to changes in the Company's methods of accounting for goodwill and other intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP


Hartford, Connecticut
December 12, 2003